Exhibit 99.1

LINN ENERGY, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
As of and for the Three Months Ended March 31, 2008 and for the Years Ended December 31, 2007, 2006 and 2005

LINN ENERGY, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2008

	Linn Energy Historical	Appalachian Basin Sale Pro Forma Adjustments		Linn Energy Pro Forma
	(in thousands)
Assets
Current assets:
Cash and cash equivalents	$1,076	$560,000	a	$108,576
		(452,500)	b
Accounts receivable – trade, net	197,342	(11,733)	c	185,609
Other current assets	15,454	—		15,454
Total current assets	213,872	95,767		309,639

Oil and gas properties, net	4,097,710	(393,297)	c	3,704,413
Property and equipment, net	23,305	(5,680)	c	17,625
Goodwill	64,419	—		64,419
Other noncurrent assets, net	14,280	(197)	c	14,083
Total assets	$4,413,586	$(303,407)		$4,110,179

Liabilities and Unitholders’ Capital
Current liabilities:
Accounts payable and accrued expenses	$225,764	$(7,597)	c	$218,167
Derivative instruments	158,415	—		158,415
Other current liabilities	24,381	(14)	c	24,367
Total current liabilities	408,560	(7,611)		400,949

Noncurrent liabilities:
Credit facility	1,665,000	(302,500)	b	1,362,500
Term loan	400,000	(150,000)	b	250,000
Derivative instruments	190,348	—		190,348
Other noncurrent liabilities	37,440	(7,654)	c	29,786
Total noncurrent liabilities	2,292,788	(460,154)		1,832,634

Unitholders’ capital:
Units issued and outstanding	2,319,616	1,274	c	2,320,890
Accumulated loss	(607,378)	163,084	d	(444,294)
	1,712,238	164,358		1,876,596
Total liabilities and unitholders’ capital	$4,413,586	$(303,407)		$4,110,179

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LINN ENERGY, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2008

	Linn Energy Historical	Mid- Continent Assets IV Historical	Acquisition Pro Forma Adjustments		Appalachian Basin Sale Pro Forma Adjustments		Linn Energy Pro Forma
	(in thousands, except per unit amounts)
Revenues:
Oil, gas and natural gas liquid sales	$195,516	$9,273	$—		$(19,644)	e	$185,145
Loss on oil and gas derivatives	(268,794)	—	—		—		(268,794)
Natural gas marketing revenues	4,147	—	—		(1,331)	e	2,816
Other revenues	665	—	—		—		665
	(68,466)	9,273	—		(20,975)		(80,168)
Expenses:
Operating expenses	41,838	3,308	19	k	(4,644)	f	40,521
Natural gas marketing expenses	3,994	—	—		(1,407)	f	2,587
General and administrative expenses	20,014	—	—		(739)	f	19,275
Data license expenses	2,428	—	—		—		2,428
Depreciation, depletion and amortization	50,470	—	1,304	j	(5,621)	g	46,153
	118,744	3,308	1,323		(12,411)		110,964
	(187,210)	5,965	(1,323)		(8,564)		(191,132)
Other income and (expenses), net	(71,940)	—	(3,274)	l	7,401	h	(68,176)
			(363)	m
Income (loss) before income taxes	(259,150)	5,965	(4,960)		(1,163)		(259,308)
Income tax provision	(209)	—	—		—	i	(209)
Net income (loss)	$(259,359)	$5,965	$(4,960)		$(1,163)		$(259,517)

Net loss per unit:
Units – basic	$(2.28)						$(2.28)
Units – diluted	$(2.28)						$(2.28)

Weighted average units outstanding:
Units – basic	113,757						113,757
Units – diluted	113,757						113,757

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LINN ENERGY, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2007

	Linn Energy Historical	Mid-Continent Assets IV Historical	Mid-Continent Assets III Historical	Mid-Continent Assets I Historical	Acquisitions Pro Forma Adjustments		Appalachian Basin Sale Pro Forma Adjustments		Linn Energy Pro Forma
	(in thousands, except per unit amounts)
Revenues:
Oil, gas and natural gas liquid sales	$318,226	$85,031	$196,000	$4,021	$—		$(62,299)	e	$540,979
Loss on oil and gas derivatives	(345,537)	—	—	—	—		—		(345,537)
Natural gas marketing revenues	15,537	—	—	—	—		(3,948)	e	11,589
Other revenues	4,537	—	20,000	—	—		—		24,537
	(7,237)	85,031	216,000	4,021	—		(66,247)		231,568
Expenses:
Operating expenses	88,527	32,764	44,333	1,626	697	k	(19,976)	f	147,971
Natural gas marketing expenses	12,596	—	—	—	—		(3,496)	f	9,100
General and administrative expenses	57,188	—	—	—	—		(2,455)	f	54,733
Data license expenses	3,231	—	—	—	—		—		3,231
Depreciation, depletion and amortization	97,964	—	—	—	85,800	j	(27,079)	g	156,685
	259,506	32,764	44,333	1,626	86,497		(53,006)		371,720
	(266,743)	52,267	171,667	2,395	(86,497)		(13,241)		(140,152)
Other income and (expenses), net	(94,033)	—	—	—	(65,554)	l	22,614	h	(143,350)
					(6,377)	m
Income (loss) before income taxes	(360,776)	52,267	171,667	2,395	(158,428)		9,373		(283,502)
Income tax provision	(3,573)	—	—	—	—		—	i	(3,573)
Net income (loss)	$(364,349)	$52,267	$171,667	$2,395	$(158,428)		$9,373		$(287,075)

Net loss per unit:
Units – basic	$(5.29)								$(4.17)
Units – diluted	$(5.29)								$(4.17)

Weighted average units outstanding:
Units – basic	68,916								68,916
Units – diluted	68,916								68,916

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LINN ENERGY, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2006

	Linn Energy Historical	Appalachian Basin Sale Pro Forma Adjustments		Linn Energy Pro Forma
	(in thousands, except per unit amounts)

Revenues:
Oil, gas and natural gas liquid sales	$80,393	$(59,021)	e	$21,372
Gain on oil and gas derivatives	103,308	—		103,308
Natural gas marketing revenues	5,598	(5,598)	e	—
Other revenues	1,759	—		1,759
	191,058	(64,619)		126,439
Expenses:
Operating expenses	18,099	(12,176)	f	5,923
Natural gas marketing expenses	4,862	(4,862)	f	—
General and administrative expenses	39,993	(1,401)	f	38,592
Depreciation, depletion and amortization	24,173	(18,194)	g	5,979
	87,127	(36,633)		50,494
	103,931	(27,986)		75,945
Other income and (expenses), net	(28,148)	17,685	h	(10,463)
Income before income taxes	75,783	(10,301)		65,482
Income tax benefit	3,402	—	i	3,402
Net income	$79,185	$(10,301)		$68,884

Net income per unit:
Units – basic	$2.64			$2.29
Units – diluted	$2.61			$2.27

Class B units – basic	$2.64			$2.29
Class B units – diluted	$2.61			$2.27

Weighted average units outstanding
Units – basic	28,281			28,281
Units – diluted	30,385			30,385

Class B units – basic	1,737			1,737
Class B units – diluted	1,737			1,737

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LINN ENERGY, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2005

	Linn Energy Historical	Appalachian Basin Sale Pro Forma Adjustments		Linn Energy Pro Forma
	(in thousands, except per unit amounts)

Revenues:
Oil, gas and natural gas liquid sales	$44,645	$(44,645)	e	$—
Loss on oil and gas derivatives	(76,193)	—		(76,193)
Natural gas marketing revenues	4,722	(4,722)	e	—
Other revenues	345	—		345
	(26,481)	(49,367)		(75,848)
Expenses:
Operating expenses	7,356	(7,356)	f	—
Natural gas marketing expenses	4,401	(4,401)	f	—
General and administrative expenses	3,332	(586)	f	2,746
Depreciation, depletion and amortization	7,294	(7,141)	g	153
	22,383	(19,484)		2,899
	(48,864)	(29,883)		(78,747)
Other income and (expenses), net	(7,413)	7,562	h	149
Loss before income taxes	(56,277)	(22,321)		(78,598)
Income tax provision	(74)	—	i	(74)
Net loss	$(56,351)	$(22,321)		$(78,672)

Net loss per unit:
Units – basic	$(2.75)			$(3.83)
Units – diluted	$(2.75)			$(3.83)

Weighted average units outstanding
Units – basic	20,518			20,518
Units – diluted	20,518			20,518

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LINN ENERGY, LLC
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

1.	Appalachian Basin Sale

On July 1, 2008, Linn Energy, LLC (“Linn Energy” or the “Company”) completed the sale of its interests in oil and gas properties in the Appalachian Basin to XTO Energy, Inc. (“XTO”) for a contract price of $600.0 million, subject to customary closing adjustments.  The Company used the net proceeds from the sale to reduce indebtedness.

If the sale of oil and gas properties in the Appalachian Basin had occurred on March 31, 2008, the aggregate sales price of approximately $600.0 million, less estimated sales expenses of $5.2 million and other net cloisng adjustments of approximately $34.8 million would have resulted in a net gain of approximately $160.0 million.

2.	Acquisitions

The acquisition of assets (referred to as the “Mid-Continent IV Assets”) acquired from Lamamco Drilling Company (“Lamamco”) was completed on January 31, 2008, effective October 1, 2007, for a contract price of $552.2 million.

The acquisition of assets (referred to as the “Mid-Continent III Assets”) acquired from Dominion Resources, Inc. (“Dominion”) was completed on August 31, 2007, effective July 1, 2007, for a contract price of $2.05 billion.

The acquisition of assets (referred to as the “Mid-Continent I Assets”) from Stallion Energy LLC, acting as general partner of Cavallo Energy, LP (“Cavallo”), was completed on February 1, 2007, effective January 1, 2007, for a contract price of $415.0 million.

The Company’s historical results of operations will or do include the results of the Mid-Continent IV Assets, Mid-Continent III Assets and the Mid-Continent I Assets effective February 1, 2008, September 1, 2007 and February 1, 2007, respectively.

3.	Basis of Presentation

Balance Sheet

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008 is derived from the historical consolidated financial statements of Linn Energy, and gives effect to the discontinued operations as if the transaction had occurred on March 31, 2008.

Statements of Operations

The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2008 is derived from the:

•	historical consolidated financial statements of Linn Energy; and
•	historical statements of revenues and direct operating expenses of the Mid-Continent IV Assets from January 1, 2008 to the date the acquisition was completed.

LINN ENERGY, LLC
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS - Continued

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2007 is derived from the:

•	historical consolidated financial statements of Linn Energy;
•	historical statements of revenues and direct operating expenses of the Mid-Continent IV Assets from January 1, 2007 to the date the acquisition was completed;
•	historical statements of revenues and direct operating expenses of the Mid-Continent III Assets from January 1, 2007 to the date the acquisition was completed; and
•	historical statements of revenues and direct operating expenses of Mid-Continent I Assets from January 1, 2007 to the date the acquisition was completed.

The unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2006 and 2005 are derived from the historical consolidated financial statements of Linn Energy.

The unaudited pro forma condensed consolidated statements of operations give effect to the Appalachian Basin sale as if the transaction had occurred on January 1, 2005 and the acquisitions of the Mid-Continent IV Assets, Mid-Continent III Assets and Mid-Continent I Assets as if the transactions had occurred on January 1, 2007.  The discontinued operations and acquisition transactions and the related adjustments are described in the accompanying notes.  In the opinion of Company management, all adjustments have been made that are necessary to present fairly, in accordance with Regulation S-X, the pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet and statements of operations are presented for illustrative purposes only, and do not purport to be indicative of the financial position or results of operations that would actually have occurred if the transactions described had occurred as presented in such statements or that may be obtained in the future.  In addition, future results may vary significantly from the results reflected in such statements due to factors described in “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

The unaudited pro forma condensed consolidated balance sheet and statements of operations should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto included in the Annual Report on Form 10-K for the year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.  The pro forma statements should also be read in conjunction with the historical statements of revenues and direct operating expenses for the assets acquired from Lamamco, Dominion and Cavallo previously filed by the Company with the SEC.

4.	Appalachian Basin Sale – Pro Forma Adjustments

Adjustments related to the sale of Appalachian Basin assets described in Note 1 are presented in the column “Appalachian Basin Sale Pro Forma Adjustments” in the accompanying pro forma condensed consolidated financial statements.  The unaudited pro forma condensed consolidated balance sheet has been adjusted to reflect the sale of Appalachian Basin assets as follows:

a.	reflects estimated net cash proceeds to be received upon closing of the sale of the Appalachian Basin assets

b.
reflects the pay down of indebtedness required under the Company’s credit facility and term loan agreement, plus the pay down of other debt specifically relating to the Appalachian Basin assets, with estimated net proceeds from the sale of the Appalachian Basin assets

LINN ENERGY, LLC
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS - Continued

c.
reflects the book value of the Appalachian Basin assets and liabilities and accelerated vesting of unit awards under severance and retention agreements for employees who work directly with the properties in the Appalachian Basin region

d.	reflects the estimated gain on the sale of the Appalachian Basin assets

The unaudited pro forma condensed consolidated statements of operations have been adjusted to reflect the sale of Appalachian Basin assets, as if the sale occurred on January 1, 2005, as follows:

e.	reflects elimination of the revenues of the Appalachian Basin assets

f.	reflects elimination of the operating, natural gas marketing and general and administrative expenses of the Appalachian Basin assets

g.	reflects elimination of depreciation, depletion and amortization of the Appalachian Basin assets

h.
reflects estimated reduction in interest expense due to required and specifically identified use of net sale proceeds to repay outstanding indebtedness under the Company’s credit facility using average historical interest rates in effect during the periods presented

i.
Linn Energy is treated as a partnership for federal and state income tax purposes. Certain of the subsidiaries that acquired the Mid-Continent IV Assets, Mid-Continent III Assets and Mid-Continent I Assets are also treated as partnerships for federal and state income tax purposes.  Linn Operating, Inc., the subsidiary that recognizes revenues and expenses for the Appalachian Basin properties, is a Subchapter C-corporation and subject to federal and state income taxes; however, tax expense is impacted by certain allocations that are not reflected in the accompanying unaudited pro forma condensed consolidated financial statements.  Accordingly, no recognition has been given to federal and state income taxes in the accompanying unaudited pro forma condensed consolidated financial statements.  Such amounts would not be expected to be material to the pro forma results of operations or pro forma financial position.

5.	Acquisitions – Pro Forma Adjustments

Adjustments related to the acquisitions described in Note 2 are presented in the column “Acquisition Pro Forma Adjustments” in the accompanying unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2008 and the year ended December 31, 2007 have been adjusted to reflect the acquisition of Mid-Continent I Assets, Mid-Continent III Assets and Mid-Continent IV Assets as follows:

j.
reflects incremental depreciation, depletion and amortization expense, using the units-of-production method, related to acquired oil and gas properties, and depreciation over estimated useful lives from three to 20 years using the straight-line method for acquired property, plant and equipment

k.	reflects accretion expense related to asset retirement obligation on oil and gas properties acquired

l.	reflects interest expense as follows:

•	Mid-Continent IV Assets – associated with debt of approximately $535.5 million incurred to fund the purchase price; the assumed average interest rate was 7.34%
•	Mid-Continent III Assets – associated with debt of approximately $545.2 million incurred to fund the purchase price; the assumed interest rate was 7.095%

LINN ENERGY, LLC
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS - Continued

•	Mid-Continent I Assets – associated with debt of approximately $34.5 million incurred to fund the purchase price; the assumed interest rate was 6.635%

m.
reflects incremental amortization of deferred financing fees associated with borrowings entered into to fund the acquisitions of the Mid-Continent IV Assets, Mid-Continent III Assets and Mid-Continent I Assets

6.	Subsequent Events

In the second quarter of 2008, the Company completed a private offering to eligible purchasers of $255.9 million in aggregate principal amount of senior unsecured notes due 2018.  Linn Energy used the net proceeds of approximately $243.6 million to repay outstanding indebtedness under its second lien term loan facility.

In the second quarter of 2008, the Company canceled (before the contract settlement date) hedge contracts on estimated future gas production primarily associated with the sale of properties in the Appalachian Basin for a cost of $68.2 million.